Property and Equipment, net (Table)	12 Months Ended
Dec. 31, 2020
BETTER THERAPEUTICS OPCO [Member]
Summary of Property and equipment
Property and equipment consisted of the follow:

	December 31,
	2020	2019
Computer, equipment and software	$100	$83
Furniture and fixtures	155	155
Leasehold improvements	—	109

Property and equipment	255	347
Less: accumulated depreciation	(166)	(164)

Property and equipment, net	$89	$183